UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2007

GENENTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 10, 2007, Genentech, Inc., a Delaware corporation, issued a press release announcing earnings for the year and fourth quarter ended December 31, 2006. A copy of the earnings press release is furnished as Exhibit 99.1 to this report.

The attached press release contains both GAAP and non-GAAP financial measures. The non-GAAP financial measures included are net income, earnings per share (or “EPS”), research and development (or “R&D”) expenses, marketing, general and administrative (or “MG&A”) expenses, R&D as a percentage of operating revenues, MG&A as a percentage of operating revenues, provisions for income taxes/tax rate, and depreciation and amortization expense. These non-GAAP financial measures exclude the after-tax effects of recurring charges related to the 1999 redemption of our common stock by Roche Holdings, Inc. (the “Redemption”), litigation-related special items, and employee stock-based compensation expense associated with Genentech’s adoption of Statement of Financial Accounting Standards No. 123R on January 1, 2006. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

The attached press release includes non-GAAP financial measures because our management uses this information to monitor and evaluate Genentech’s operating results and trends on an on-going basis and to facilitate internal comparison to historical operating results. Our management believes the non-GAAP information is also useful for investors because the amounts relating to the Redemption and the litigation-related special items that are excluded were the result of transactions that are unusual due to their nature, size or infrequency. Excluding the effects of those items and employee stock-based compensation expense from our operating results provides users of the financial statements an important insight into our operating results and related trends that affect our business. In addition, our management uses non-GAAP financial information and measures internally for operating, budgeting and financial planning purposes.

ITEM 8.01.	OTHER EVENTS

A copy of our consolidated statements of income for the three and twelve months ended December 31, 2006, selected consolidated balance sheets data at December 31, 2006, and selected consolidated cash flow data for the twelve months ended December 31, 2006, prepared in accordance with GAAP, is filed as Exhibit 99.2 to this report.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.
99.1	Earnings Press Release of Genentech, Inc. dated January 10, 2007.
99.2	Consolidated Statements of Income and Selected Consolidated Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENTECH, INC.
Date:	January 10, 2007	/s/ARTHUR D. LEVINSON
Arthur D. Levinson, Ph.D. Chairman and Chief Executive Officer

Date:	January 10, 2007	/s/DAVID A. EBERSMAN
David A. Ebersman Executive Vice President and Chief Financial Officer

Date:	January 10, 2007	/s/JOHN M. WHITING
John M. Whiting Vice President - Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release of Genentech, Inc. dated January 10, 2007.
99.2	Consolidated Statements of Income and Selected Consolidated Financial Data